Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Condensed Income Statement
Interest income	$15,957	16,556	16,424	16,329	16,328	32,513	32,441
Interest expense	1,959	2,378	2,577	2,751	2,738	4,337	5,460
Net interest income	13,998	14,178	13,847	13,578	13,590	28,176	26,981
Provision (credit) for loan losses	16	1,173	(6)	264	54	1,189	(51)
Net interest income after provision	13,982	13,005	13,853	13,314	13,536	26,987	27,032
Non-interest income	3,319	3,839	3,222	3,356	2,998	7,158	5,770
Non-interest expense	11,116	11,072	11,007	10,982	10,833	22,188	21,533
Income before income taxes	6,185	5,772	6,068	5,688	5,701	11,957	11,269
Provision for income taxes	1,128	746	1,238	961	973	1,874	1,914
Net income	$5,057	5,026	4,830	4,727	4,728	10,083	9,355
Amort/Accret income on acquired loans	$294	667	400	302	355	961	579
Amort/Accret expenses on acquired interest-bearing liabilities	$2	3	3	4	142	4	286
Tax-equivalent net interest income	$14,006	14,254	13,937	13,679	13,700	28,319	27,236

Per Share Data
Dividends per share	$0.18	0.18	0.18	0.17	0.17	0.36	0.34
Basic earnings per common share	$0.39	0.39	0.37	0.36	0.36	0.78	0.71
Diluted earnings per common share	$0.39	0.39	0.37	0.36	0.36	0.78	0.71
Book value per share	$18.27	18.00	17.63	17.44	17.18	18.27	17.18
Tangible book value per share	$13.47	13.18	12.78	12.57	12.31	13.47	12.31
Weighted average common shares outstanding:
Basic	12,940,975	12,926,077	12,912,106	12,932,950	13,192,691	12,933,528	13,237,909
Diluted	12,941,001	12,927,666	12,916,000	12,937,145	13,196,665	12,934,158	13,241,752
Shares outstanding at period end	12,975,879	12,969,076	12,936,783	12,927,463	12,978,554	12,975,879	12,978,554

Selected Financial Ratios
Return on average assets	1.19%	1.23%	1.17%	1.13%	1.16%	1.21%	1.15%
Return on average equity	8.63%	8.75%	8.42%	8.33%	8.46%	8.69%	8.47%
Return on average tangible equity	11.74%	12.00%	11.63%	11.57%	11.87%	11.92%	11.84%
Dividend payout ratio	46.15%	46.15%	48.65%	47.22%	47.22%	46.15%	47.89%
Net interest margin (tax equivalent)	3.70%	3.92%	3.76%	3.67%	3.72%	3.81%	3.71%
Efficiency ratio (tax equivalent)	63.94%	61.19%	64.15%	64.47%	64.87%	62.54%	65.24%

Selected Balance Sheet Items
Cash and cash equivalents	$42,736	24,795	20,765	22,826	23,185
Debt and equity securities	194,883	183,123	219,791	239,730	246,701

Loans:
Commercial and industrial	$125,492	85,356	78,306	71,576	79,513
Commercial, secured by real estate	833,286	829,461	804,953	797,842	793,863
Residential real estate	334,349	318,009	322,533	320,703	326,029
Consumer	32,859	28,955	25,232	23,918	19,649
Agricultural	11,071	10,519	11,509	11,525	10,843
Other, including deposit overdrafts	283	436	1,193	456	373
Deferred net origination fees	(1,902)	(349)	(275)	(128)	(9)
Loans, gross	1,335,438	1,272,387	1,243,451	1,225,892	1,230,261
Less allowance for loan losses	5,016	5,008	4,045	4,167	4,112
Loans, net	$1,330,422	1,267,379	1,239,406	1,221,725	1,226,149

Total earning assets	$1,554,537	1,462,485	1,466,988	1,470,074	1,482,913
Total assets	1,735,332	1,636,280	1,639,308	1,644,447	1,642,012
Total deposits	1,438,921	1,345,872	1,348,280	1,355,383	1,357,959

	Three Months Ended					Six Months Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Selected Balance Sheet Items, continued
Long-term debt	33,998	35,996	40,994	41,990	41,986
Total shareholders’ equity	237,047	233,478	228,048	225,492	222,972
Equity to assets ratio	13.66%	14.27%	13.91%	13.71%	13.58%
Loans to deposits ratio	92.81%	94.54%	92.22%	90.45%	90.60%

Tangible common equity (TCE)	$174,823	170,994	165,304	162,485	159,702
Tangible common assets (TCA)	1,673,108	1,573,796	1,576,564	1,581,440	1,578,742
TCE/TCA	10.45%	10.87%	10.49%	10.27%	10.12%

Selected Average Balance Sheet Items
Cash and cash equivalents	$46,292	25,101	26,501	28,293	29,523	35,712	27,332
Debt and equity securities	182,371	204,912	231,115	243,553	249,954	193,642	257,972

Loans	$1,318,753	1,252,554	1,230,845	1,227,806	1,217,726	1,285,654	1,213,292
Less allowance for loan losses	4,998	3,938	4,076	3,986	4,088	4,468	4,081
Net loans	$1,313,755	1,248,616	1,226,769	1,223,820	1,213,638	1,281,186	1,209,211

Total earning assets	$1,528,610	1,462,946	1,469,469	1,480,096	1,479,225	1,495,779	1,479,924
Total assets	1,704,303	1,638,486	1,643,793	1,654,034	1,637,645	1,671,394	1,636,370
Total deposits	1,412,082	1,346,770	1,352,101	1,365,702	1,352,449	1,379,426	1,343,042
Short-term borrowings	82	1,415	622	468	243	749	11,675
Long-term debt	34,964	38,325	41,742	41,988	42,567	36,644	43,616
Total shareholders’ equity	235,587	231,058	227,595	225,216	224,203	233,322	222,844
Equity to assets ratio	13.82%	14.10%	13.85%	13.62%	13.69%	13.96%	13.62%
Loans to deposits ratio	93.39%	93.00%	91.03%	89.90%	90.04%	93.20%	90.34%

Asset Quality
Net charge-offs (recoveries)	$8	210	115	209	68	218	(117)
Other real estate owned	0	0	197	197	197	0	197

Non-accrual loans	3,876	2,829	3,210	3,523	2,962	3,876	2,962
Loans past due 90 days or more and still accruing	38	39	—	—	24	38	24
Total nonperforming loans	$3,914	2,868	3,210	3,523	2,986	3,914	2,986

Net charge-offs (recoveries) to average loans	0.00%	0.07%	0.04%	0.07%	0.02%	0.03%	(0.02)%
Allowance for loan losses to total loans	0.38%	0.39%	0.33%	0.34%	0.33%	0.38%	0.33%
Nonperforming loans to total loans	0.29%	0.23%	0.26%	0.29%	0.24%	0.29%	0.24%
Nonperforming assets to total assets	0.23%	0.18%	0.21%	0.23%	0.19%	0.23%	0.19%

Assets Under Management
LCNB Corp. total assets	$1,735,332	1,636,280	1,639,308	1,644,447	1,642,012
Trust and investments (fair value)	516,076	455,974	435,664	411,724	382,462
Mortgage loans serviced	100,189	94,805	93,596	90,784	88,444
Cash management	116,615	77,471	75,948	117,530	71,973
Brokerage accounts (fair value)	255,276	235,278	268,059	262,038	260,202
Total assets managed	$2,723,488	2,499,808	2,512,575	2,526,523	2,445,093

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2020 (Unaudited)	December 31, 2019
ASSETS:
Cash and due from banks	$18,520	17,019
Interest-bearing demand deposits	24,216	3,746
Total cash and cash equivalents	42,736	20,765
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,163	2,312
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	153,529	178,000
Debt securities, held-to-maturity, at cost	27,237	27,525
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,330,422	1,239,406
Premises and equipment, net	35,383	34,787
Operating leases right of use asset	5,532	5,444
Goodwill	59,221	59,221
Core deposit and other intangibles	3,558	4,006
Bank owned life insurance	41,596	41,667
Other assets	22,001	14,221
TOTAL ASSETS	$1,735,332	1,639,308

LIABILITIES:
Deposits:
Noninterest-bearing	$431,697	354,391
Interest-bearing	1,007,224	993,889
Total deposits	1,438,921	1,348,280
Long-term debt	33,998	40,994
Operating leases liability	5,558	5,446
Accrued interest and other liabilities	19,808	16,540
TOTAL LIABILITIES	1,498,285	1,411,260

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at June 30, 2020 and December 31, 2019; issued 14,150,906 and 14,111,810 shares at June 30, 2020 and December 31, 2019, respectively	142,181	141,791
Retained earnings	109,845	104,431
Treasury shares at cost, 1,175,027 shares at June 30, 2020 and December 31, 2019	(18,847)	(18,847)
Accumulated other comprehensive income, net of taxes	3,868	673
TOTAL SHAREHOLDERS' EQUITY	237,047	228,048
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,735,332	1,639,308

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
INTEREST INCOME:
Interest and fees on loans	$14,822	14,662	30,049	29,200
Dividends on equity securities with a readily determinable fair value	13	15	27	32
Dividends on equity securities without a readily determinable fair value	12	16	28	32
Interest on debt securities, taxable	667	933	1,617	1,802
Interest on debt securities, non-taxable	254	417	539	961
Interest on interest-bearing time deposits	—	3	—	8
Other investments	189	282	253	406
TOTAL INTEREST INCOME	15,957	16,328	32,513	32,441
INTEREST EXPENSE:
Interest on deposits	1,732	2,464	3,849	4,750
Interest on short-term borrowings	—	2	7	221
Interest on long-term debt	227	272	481	489
TOTAL INTEREST EXPENSE	1,959	2,738	4,337	5,460
NET INTEREST INCOME	13,998	13,590	28,176	26,981
PROVISION (CREDIT) FOR LOAN LOSSES	16	54	1,189	(51)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,982	13,536	26,987	27,032
NON-INTEREST INCOME:
Fiduciary income	1,201	1,058	2,304	2,092
Service charges and fees on deposit accounts	1,237	1,497	2,532	2,805
Net gains (losses) on sales of debt securities	—	1	221	(17)
Bank owned life insurance income	287	183	888	365
Gains from sales of loans	317	64	437	93
Other operating income	277	195	776	432
TOTAL NON-INTEREST INCOME	3,319	2,998	7,158	5,770
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,648	6,243	13,416	12,405
Equipment expenses	289	278	576	544
Occupancy expense, net	723	744	1,405	1,507
State financial institutions tax	420	436	856	874
Marketing	258	297	435	599
Amortization of intangibles	260	260	520	517
FDIC insurance premiums, net	31	112	30	238
Contracted services	475	475	877	939
Other real estate owned	1	48	(9)	51
Merger-related expenses	—	20	—	87
Other non-interest expense	2,011	1,920	4,082	3,772
TOTAL NON-INTEREST EXPENSE	11,116	10,833	22,188	21,533
INCOME BEFORE INCOME TAXES	6,185	5,701	11,957	11,269
PROVISION FOR INCOME TAXES	1,128	973	1,874	1,914
NET INCOME	$5,057	4,728	10,083	9,355

Dividends declared per common share	$0.18	0.17	0.36	0.34
Earnings per common share:
Basic	0.39	0.36	0.78	0.71
Diluted	0.39	0.36	0.78	0.71
Weighted average common shares outstanding:
Basic	12,940,975	13,192,691	12,933,528	13,237,909
Diluted	12,941,001	13,196,665	12,934,158	13,241,752

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO and President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK